UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 23, 2006

AIRSPAN NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Washington
(State or other jurisdiction of incorporation)

000-31031 (Commission file number)	75-2743995 (I.R.S. Employer Identification No.)

777 Yamato Road, Suite 105, Boca Raton, Florida (Address of principal executive offices)	33431 (Zip code)

(561) 893-8670
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

    Item 1.01 Entry into a Material Definitive Agreement

    On June 29, 2006, Airspan Networks, Inc. (the “Company”) issued a press release announcing that, among other things, effective June 23, 2006, it has reached an agreement (the “Amendment”) with Yozan, Inc. to amend the supply contracts entered into by the companies. A copy of that release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

    A copy of the Amendment is being furnished as Exhibit 10.1 to this Current Report on Form 8-K.

Section 2 - Financial Information

    Item 2.02 Results of Operations and Financial Condition

    On June 29, 2006, the Company issued a press release which, among other things, provides an update regarding the Company’s revenue projections for the second quarter of 2006. A copy of that release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

    Item 9.01 Financial Statements and Exhibits

    (d) Exhibits

    10.1 Memorandum of Understandings, dated June 23, 2006, by and between Yozan, Inc. and Airspan Communications Ltd.**

    99.1 Press Release dated June 29, 2006

** Portions of this document have been omitted and were filed separately with the Securities and Exchange Commission on June 29, 2006 pursuant to a request for confidential treatment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRSPAN NETWORKS, INC

Dated: June 28, 2006	By:	/s/ Peter Aronstam
Peter Aronstam
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

10.1 Memorandum of Understandings, dated June 23, 2006, by and between Yozan, Inc. and Airspan Communications Ltd.**

99.1 Press Release dated June 29, 2006

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**Portions of this document have been omitted and were filed separately with the Securities and Exchange Commission on June 29, 2006 pursuant to a request for confidential treatment.